Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

949.542.1330

doug.naylor@qlogic.com

QLOGIC EXCEEDS REVENUE AND EPS GUIDANCE FOR Q3 FY2015

ALISO VIEJO, Calif., January 29, 2015—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 28, 2014.

Third Quarter Highlights

•	Net revenue: $140.2 million, up 10% sequentially

•	GAAP net income: $22.4 million or $0.25 per diluted share

•	Non-GAAP net income: $31.6 million, or $0.36 per diluted share

•	GAAP operating income: $23.7 million, up 75% sequentially

•	Non-GAAP operating income: $33.9 million, up 33% sequentially

•	Operating margin: 16.9% GAAP, 24.2% non-GAAP

•	Cash and marketable securities: $287.9 million as of December 28, 2014

•	Cash generated from operations: $25.6 million

Net revenue for the third quarter of fiscal 2015 was $140.2 million and increased 17% from $119.4 million in the same quarter last year. Revenue from Advanced Connectivity Platforms was $124.7 million during the third quarter of fiscal 2015 and increased 27% from $98.5 million in the same quarter last year.

Net income on a GAAP basis for the third quarter of fiscal 2015 increased to $22.4 million or $0.25 per diluted share from $20.6 million or $0.24 per diluted share for the third quarter of fiscal 2014. Net income on a non-GAAP basis for the third quarter of fiscal 2015 increased 24% to $31.6 million, or $0.36 per diluted share, from $25.6 million, or $0.29 per diluted share, for the third quarter of fiscal 2014. The GAAP and non-GAAP net income per diluted share amounts for the third quarter of fiscal 2015 include the benefits associated with the retroactive reinstatement of the federal research tax credit, which contributed $0.04 to net income per diluted share.

“I am very pleased with our strong financial performance and execution during the third quarter. For the second consecutive quarter, we delivered both revenue and non-GAAP earnings per diluted share above the high end of our guidance range,” said Prasad Rampalli, president and chief executive officer, QLogic. “Our strong revenue performance, combined with our intense focus on operating expense management resulted in a significant expansion of our operating profit during the third quarter. Based on our compelling product portfolio, our focus on consistent execution and the current momentum with the enterprise upgrade cycle, we believe we are well positioned to continue delivering solid revenue and earnings per share performance.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s third quarter fiscal 2015 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Prasad Rampalli, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and will include certain prepared materials. Phone access to participate in the conference call is available at (800) 475-6881, pass code: 9835550.

The financial information and the prepared materials that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the webcast will be available at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our belief that our product portfolio is compelling and we are well positioned to continue delivering solid revenue and earnings per share performance) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; uncertain benefits from strategic business combinations, acquisitions and divestitures; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
Net revenues	$140,203	$119,449	$387,155	$345,187
Cost of revenues	57,802	38,446	158,649	111,378

Gross profit	82,401	81,003	228,506	233,809

Operating expenses:
Engineering and development	34,802	35,235	108,103	110,412
Sales and marketing	16,153	16,113	47,640	51,957
General and administrative	7,677	7,406	25,274	22,698
Special charges	69	1,947	4,872	18,329

Total operating expenses	58,701	60,701	185,889	203,396

Operating income	23,700	20,302	42,617	30,413

Interest and other income (expense), net	(269)	970	169	1,768

Income before income taxes	23,431	21,272	42,786	32,181

Income taxes	996	686	3,341	3,668

Net income	$22,435	$20,586	$39,445	$28,513

Net income per share:
Basic	$0.26	$0.24	$0.45	$0.32
Diluted	$0.25	$0.24	$0.45	$0.32

Number of shares used in per share calculations:
Basic	87,728	86,855	87,679	87,810
Diluted	88,527	87,186	88,294	88,209

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
GAAP net income	$22,435	$20,586	$39,445	$28,513
Items excluded from GAAP net income:
Stock-based compensation	4,903	5,058	15,178	18,047
Amortization of acquisition-related intangible assets	4,350	243	12,917	730
Amortization of license fee	716	—	2,110	—
Acquisition-related charges	192	—	1,226	—
Special charges	69	1,947	4,872	18,329
Income tax effects	(1,030)	(2,237)	(3,612)	(3,564)

Total non-GAAP adjustments	9,200	5,011	32,691	33,542

Non-GAAP net income	$31,635	$25,597	$72,136	$62,055

Net income per diluted share:
GAAP net income	$0.25	$0.24	$0.45	$0.32
Adjustments	0.11	0.05	0.37	0.38

Non-GAAP net income	$0.36	$0.29	$0.82	$0.70

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Nine Months Ended
	December 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$258	$259	$871	$1,082
Amortization of acquisition-related intangible assets	3,816	243	12,383	730
Amortization of license fee	716	—	2,110	—
Acquisition-related charges	192	—	1,226	—

Total cost of revenue adjustments	4,982	502	16,590	1,812

Operating expenses:
Engineering and development:
Stock-based compensation	2,243	2,462	7,523	9,070
Sales and marketing:
Stock-based compensation	1,182	1,251	3,265	4,274
Amortization of acquisition-related intangible assets	534	—	534	—
General and administrative:
Stock-based compensation	1,220	1,086	3,519	3,621
Special charges	69	1,947	4,872	18,329

Total operating expense adjustments	5,248	6,746	19,713	35,294

Total non-GAAP adjustments before income taxes	10,230	7,248	36,303	37,106

Income tax effects	(1,030)	(2,237)	(3,612)	(3,564)

Total non-GAAP adjustments	$9,200	$5,011	$32,691	$33,542

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	December 28, 2014	March 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$95,508	$91,258
Marketable securities	192,424	186,783

Total cash and marketable securities	287,932	278,041
Accounts receivable, net	94,705	65,213
Inventories	30,939	18,036
Deferred tax assets	15,481	15,080
Other current assets	24,400	16,590

Total current assets	453,457	392,960

Property and equipment, net	74,841	84,912
Goodwill	167,232	194,107
Purchased intangible assets, net	82,091	69,903
Deferred tax assets	32,723	32,827
Other assets	21,157	23,554

	$831,501	$798,263

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,804	$30,657
Accrued compensation	19,455	26,956
Accrued taxes	3,511	981
Deferred revenue	3,469	3,954
Other current liabilities	5,999	16,123

Total current liabilities	71,238	78,671

Accrued taxes	15,166	17,095
Other liabilities	8,282	9,071

Total liabilities	94,686	104,837

Stockholders’ equity:
Common stock	215	214
Additional paid-in capital	974,740	958,008
Retained earnings	1,711,516	1,672,071
Accumulated other comprehensive income (loss)	(520)	435
Treasury stock	(1,949,136)	(1,937,302)

Total stockholders’ equity	736,815	693,426

	$831,501	$798,263

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	December 28, 2014	December 29, 2013
Cash flows from operating activities:
Net income	$39,445	$28,513
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,511	23,620
Stock-based compensation	15,178	18,047
Deferred income taxes	(316)	(5,355)
Asset impairments	1,455	3,129
Other non-cash items	1,257	2,577
Changes in operating assets and liabilities:
Accounts receivable	(29,892)	(5,088)
Inventories	(12,903)	6,116
Other assets	1,236	537
Accounts payable	4,121	(1,919)
Accrued compensation	(7,501)	(2,719)
Accrued taxes, net	1,147	7,734
Other liabilities	(11,398)	2,841

Net cash provided by operating activities	37,340	78,033

Cash flows from investing activities:
Purchases of available-for-sale securities	(123,431)	(259,008)
Proceeds from sales and maturities of available-for-sale securities	116,260	261,253
Purchases of property and equipment	(15,420)	(21,043)

Net cash used in investing activities	(22,591)	(18,798)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	5,144	6,756
Minimum tax withholding paid on behalf of employees for restricted stock units	(3,589)	(4,584)
Purchases of treasury stock	(11,834)	(47,785)
Other financing activities	(220)	(156)

Net cash used in financing activities	(10,499)	(45,769)

Net increase in cash and cash equivalents	4,250	13,466
Cash and cash equivalents at beginning of period	91,258	95,532

Cash and cash equivalents at end of period	$95,508	$108,998

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 28, 2014	December 29, 2013	December 28, 2014	December 29, 2013
Advanced Connectivity Platforms	$124,704	$98,452	$344,282	$285,653
Legacy Connectivity Products	15,499	20,997	42,873	59,534

	$140,203	$119,449	$387,155	$345,187